Leigh Baldwin Total Return Fund

Update August 2010

Managed by Leigh Baldwin & Co.
An SEC registered RIA.

- Founded in 1991
- Our firm invests in businesses based on our fundamental research of their ability to increase profits and dividends.
- The parent company currently has over 100 investment professionals and over $1 billion dollars in customer assets.

Fund Details

NASDAQ Symbol	LEBOX
Cusip	352005201
Inception date	July 30, 2008

Minimum Investment

Initial	$1000
Subsequent	$100

Management Fees

Fund Operating Expenses capped @ 1.75% (12B-1 fee of 1% included) There is a deferred sales charge to the client for any sales within the first year, no deferred sales charge thereafter).

The Fund's investment objective, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-800-659-8044 or by visiting www.leighbaldwin.com. Please read the prospectus carefully before you invest or send money.

Investment Objective

- Long-term total return

Investment Strategy

- The Fund's primary strategy is to purchase public companies based on fundamental research and simultaneously sell covered call options to generate income.
- Additionally, the Fund will purchase out-of-the money put options as a way to limit the risk of the portfolio.
- Finally, the Fund will purchase securities that it believes are special situations and that offer superior investment potential.

Investment Advantages

- The Fund is designed to generate income while simultaneously defining risk by the use of stock options.
- Small Fund Size: The size of our Fund and lack of big company administration allows us to be agile and take advantage of investment opportunities found in quality companies of all sizes. These companies may not be on the radar of larger money managers whose research is sometimes limited to those firms followed by traditional equity research providers.
- Concentration: We allow more flexibility in the Fund's position sizes for a strict focus on securities we believe to be the most attractive.

Fundamental Research

- Focus on the "fundamentals" of companies, their financial strength, and the quality of management, brand impact, and growth potential given current economic conditions.
- Realize that earnings (profits) are the ultimate driver of total returns and future growth.
- Invest in companies that can effortlessly describe what they do and that we can apply simple logic as to their future prospects.

Mission Statement

- Our mission is to create an investment vehicle that manages risk, income, and growth, in that order. Further, we will invest money as if it was our own and in fact "we put our money where our mouth is."

Leigh Baldwin
Manager

Leigh Baldwin is the manager of the Leigh Baldwin Total Return Fund (LEBOX) and has been the manager since its inception. The manager has been involved in the investment business since 1989, starting his own Broker-Dealer in 1991, which he continues to run to this day. Leigh Baldwin is a 1983 graduate of Colgate University, having achieved a BA in economics. Mr. Baldwin is also the majority owner of Huss Services, Inc., another registered Broker-Dealer, with a focus on institutional bond and equity trading. Since the year 2000, Leigh Baldwin has been a minority owner of the Syracuse Crunch, the primary affiliate of the NHL Anaheim Mighty Ducks hockey team. Leigh has been married to his wife Susan for over twenty years and they have three children, Ashleigh, Alan, and Annie.

Dividend and Income Policy

- The stated goal of the fund is to provide income combined with total return. Our policy is to pay four quarterly dividends based on stock dividends with a fifth dividend representing capital gains. Our goal is to provide approximately 6% per year in quarterly payments to shareholders.



The Fund's investment objective, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-800-659-8044 or by visiting our website at www.leighbaldwin.com. Please read the prospectus carefully before you invest or send money.

Investment products – Not FDIC insured – No bank guarantee- May lose value